                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              HABERSHAM BANCORP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              HABERSHAM BANCORP
                              Highway 441 North
                                P.O. Box 1980
                           Cornelia, Georgia 30531
                                (706) 778-1000


                 NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD SATURDAY, APRIL 15, 1995.

To the Shareholders of HABERSHAM BANCORP:

     Notice is hereby given that the annual meeting of shareholders of Habersham Bancorp (the "Company") will be held on Saturday, April 15, 1995, at 1:00 p.m., in the Central Office of Habersham Bank at Highway 441 North, Cornelia, Georgia, for the following purposes:

        (1)  To elect the directors for the ensuing year;

        (2) To approve an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock of the Company from 1,000,000 to 10,000,000 shares;

        (3) To approve the Habersham Bancorp Outside Directors Stock Option Plan; and

        (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 1, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

                           By Order of the Board of Directors,



                           David D. Stovall
                           President and Chief Executive Officer

                              HABERSHAM BANCORP
                              Highway 441 North
                                P.O. Box 1980
                           Cornelia, Georgia  30531


                               PROXY STATEMENT

                     ___________________________________

                                 INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Habersham Bancorp (the "Company"), for use at the annual meeting of shareholders to be held on Saturday, April 15, 1995, at 1:00 p.m., in the Central Office of Habersham Bank at Highway 441 North, Cornelia, Georgia, and at any adjournments thereof. This Proxy Statement and the form of proxy were first mailed to shareholders on or about March 20, 1995. If the enclosed form of proxy is properly executed, returned and not revoked, it will be voted in accordance with the specifications made by the shareholder. If the form of proxy is signed and returned but specifications are not made, the proxy will be voted FOR the election of the nominated directors, FOR approval of the proposed amendment to the Company's Articles of Incorporation and FOR the adoption of the Habersham Bancorp Outside Directors Stock Option Plan (the "Directors Plan"). Shareholders who sign proxies have the right to revoke them at any time before they are voted by delivering to Edward D. Ariail, Vice President and Secretary of the Company, at the Company's Central Office, either an instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

     The close of business on March 1, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     As of the close of business on the record date, the Company had 1,000,000 shares of common stock, $2.50 par value (the "Stock") authorized, of which 335,051 shares were issued and outstanding. Each such share is entitled to one vote on matters to be presented at the meeting.

     A quorum will be present if a majority of the votes entitled to be cast are present in person or by valid proxy. Directors are elected by a plurality of the votes cast by the shares entitled to be voted in such election. Only votes actually cast will be counted for the purpose of determining whether a particular nominee received more votes than the persons, if any, nominated for the same seat on the Board of Directors. Accordingly, abstentions by shareholders present at the annual meeting who do not choose to vote in the election of directors will have no effect on the outcome of the election.

     Because the Company intends to take advantage of federal securities regulations applicable to plans approved by its shareholders, Rule 16b-3(b) (1) promulgated under the Securities Exchange Act of 1934 requires that the Directors Plan be approved by a majority of the shares represented at the annual meeting and entitled to vote. Consequently, abstentions will have the same legal effect as votes against the proposal to adopt the Directors Plan. In contrast, broker "non-votes" resulting from a broker's inability to vote a client's shares on non-discretionary matters (such as the Directors Plan or the proposed amendment to the Articles of Incorporation) will have no effect on the approval of such matters.

     The proposed amendment to the Articles of Incorporation must be approved by a majority of the shares outstanding and entitled to vote on the proposal. Consequently, abstentions and broker non-votes will have the effect of negative votes on such proposal.

     All other matters that may be considered and acted upon by the shareholders at the annual meeting require that the number of shares voted in favor of the proposal exceed the number of shares voted against the proposal, provided a quorum is present. Only votes actually cast will be counted for the purpose of determining whether a proposal is approved by the shareholders. Abstentions and broker "non-votes" are treated as "true abstentions" under Georgia law and not as negative votes. Consequently, abstentions and broker non-votes will have no effect on the outcome of the vote on other proposals that may be brought before the meeting.

                                  THE COMPANY

     The Company was organized in 1984 as a bank holding company under the laws of the State of Georgia. The Company's bank subsidiary, Habersham Bank (the "Bank"), engages in general commercial banking business and provides data processing services to financial institutions. A nonbank subsidiary of the Company, The Advantage Group, Inc., was organized in 1987. During 1994, The Advantage Group, Inc. engaged in the development and marketing of personal computer software and provided data processing services and management consulting advice to depository institutions. Habersham Bank is now the primary provider of such services, and The Advantage Group, Inc., administers the Company's Kids' Advantage banking program and continues to market and develop certain personal computer software and services.

                              OWNERSHIP OF STOCK

                          Principal Holders of Stock

     On March 1, 1995, the Company had 401 shareholders of record. The following table sets forth the persons who beneficially owned, as of March 1, 1995, 5% or more of the outstanding shares of the Stock to the best information and knowledge of the Company. According to rules adopted by the Securities and Exchange Commission, one is a "beneficial owner" of securities if one has or shares the power to vote the securities or to direct their investment. Unless otherwise indicated, each person is the record owner of and has sole voting and investment power with respect to, his or her shares.

Name and Address of          Amount and Nature of         Percent
Beneficial Owner             Beneficial Ownership         of Class  (1)
- -------------------          --------------------         -------------
John Robert Arrendale               46,046                   13.74%
200 Hillcrest Heights
Cornelia, Georgia  30531

Thomas A. Arrendale, Jr.            38,000 (2)               11.31%
P. O. Box 558
Baldwin, Georgia  30511

Thomas A. Arrendale, III            29,620 (2)                8.81%
P. O. Box 558
Baldwin, Georgia  30511

Name and Address of          Amount and Nature of         Percent
Beneficial Owner             Beneficial Ownership         of Class  (1)
- -------------------          --------------------         -------------
Cyndae Arrendale                    25,000                    7.46%
P. O. Box 558
Baldwin, Georgia  30511

Nelle Arrendale                     20,000                    5.97%
Route 2
Clarkesville, Georgia  30523

Glenn Ellard                        19,476                    5.81%
P. O. Box 82
Clarkesville, Georgia  30523

Footnotes


(1) The number of issued and outstanding shares used to calculate the percentage of total ownership includes any shares covered by the option(s) issued to the individual identified in the table.

(2) Includes 1,000 shares subject to options exercisable on or before April 30, 1995.

                           Stock Owned by Management

     The following table sets forth the number and percentage ownership of shares of Stock beneficially owned by each director of the Company (including the Company's Chief Executive Officer) and by all directors and executive officers as a group, as of March 1, 1995. Unless otherwise indicated, each person is the record owner of, and has sole voting and investment power with respect to, his shares.


                              Number of Shares      Percentage
Name of Director              Beneficially Owned    of Total (1)
- ----------------              ------------------    ------------
Thomas A. Arrendale, Jr.           38,000 (2)         11.31%
P. O. Box 558
Baldwin, Georgia  30511

Thomas A. Arrendale, III           29,620 (2)          8.81%
P. O. Box 558
Baldwin, Georgia  30511

James J. Holcomb                    4,770 (2)          1.42%
P. O. Box 437
Clarkesville, Georgia  30523

James A. Stapleton, Jr.              1090 (2) (3)         *
P. O. Box 40
Cornelia, Georgia  30531

David D. Stovall                   16,874 (4)          4.92%
133 Grand Avenue
Cornelia, Georgia  30531

                              Number of Shares      Percentage
Name of Director              Beneficially Owned    of Total (1)
- ----------------              ------------------    ------------
Calvin R. Wilbanks                   1400 (2)             *
Route 1, Box 1888
Demorest, Georgia  30535

All Directors and Executive
Officers as a Group (8 persons)   101,617 (5)         28.51%

Footnotes

(*)  Indicates less than 1%.

(1) The number of issued and outstanding shares used to calculate the percentage of total ownership includes any shares covered by the option(s) issued to the individual or to members of the group, as applicable, identified in the table.

(2) Includes 1,000 shares subject to options exercisable on or before April 30, 1995.

(3)  Mr. Stapleton owns 90 of the indicated shares jointly with his children.

(4) Includes 8,015 shares owned of record by Mr. Stovall and his wife, 859 shares owned of record by Mr. Stovall jointly with his wife and daughter and 8,000 shares subject to options exercisable on or before April 30, 1995. Excludes 780 shares (as of the latest available evaluation of 12/31/93) held in Mr. Stovall's account in the Company's Savings Investment Plan Trust (the "Savings Plan"), as to which Mr. Stovall has no voting or investment power.

(5) Of the indicated shares, 425 shares (as to which beneficial ownership is disclaimed) are held of record by the spouse of an executive officer and 16,400 shares are subject to options exercisable on or before April 30, 1995.
Excludes 1,577 shares (as of the latest available evaluation of 12/31/93 held in accounts for the benefit of the Company's executive officers under the Plan, as to which participants have no voting or investment power.

     Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in their ownership of the Company's Common Stock.
Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1994, its directors, executive officers and greater than 10% shareholders complied with all applicable Section 16 (a) filing requirements, except that certain of the Company's executive officers (Messrs. Stovall and Ariail and Ms. Spangler) filed a late report with respect to his or her 1993 allocation of Common Stock under the Company's Savings and Investment Plan.

     Mr. Thomas A. Arrendale, Jr. is the father of Mr. Thomas A. Arrendale, III.

                      PROPOSAL 1:  ELECTION OF DIRECTORS

                                   Nominees

     The Board of Directors proposes that the six nominees listed below be elected as directors of the Company to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

     If any of such nominees becomes unavailable to serve as a director (which is not now anticipated), then the persons named as proxies reserve full discretion to vote for such other person or persons as may be nominated.

     The following table sets forth, for each director, his name and age at December 31, 1994, the year he was first elected as a director of the Company and his position with the Company other than as a director and his principal occupation and other business experience for the past five years. During 1994, the individuals listed below also served as directors of the Bank.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW.

                                 Year
                                 First    Position with Company;
Name                      Age    Elected  Business Experience
- ----                      ---    -------  ----------------------
Thomas A. Arrendale, Jr.  74     1984     Chairman of the Board
                                          of the Company and the
                                          Bank; prior to April, 1990,
                                          President of the Company;
                                          President of the Bank, August
                                          1989 - April, 1990; Director
                                          and President (prior to July
                                          1990, Vice President)
                                          Fieldale Farms, Inc. (poultry
                                          processing and distribution)

Thomas A. Arrendale, III  37     1990     Vice Chairman of the Board
                                          of the Company and the Bank
                                          since September 1991;
                                          Director of Marketing,
                                          Fieldale Farms, Inc. (poultry
                                          processing and distribution)

James J. Holcomb          72     1984     Owner, Mt. Airy Wood
                                          Preserving (wood products)

James A. Stapleton, Jr.   46     1990     President and General
                                          Manager, Habersham Metal
                                          Products

                                  Year
                                 First    Position with Company;
Name                      Age    Elected  Business Experience
- ----                      ---    -------  -------------------
David D. Stovall          38     1989     President and Chief
                                          Executive Officer of the
                                          Company and the Bank since
                                          April 1990; prior thereto,
                                          Executive Vice President
                                          and Chief Operating
                                          Officer of the Bank and
                                          Comptroller, Secretary and
                                          Treasurer of the Company;
                                          President and Chairman
                                          of the Board of The
                                          Advantage Group, Inc.

Calvin R. Wilbanks        49     1990     Co-Owner, C.P. Wilbanks
                                          Lumber Company

                     Meetings and Committees of the Board

     The regular meetings of the Boards of Directors of the Company and the Bank are scheduled to take place on the third Saturday of each month. During the year ended December 31, 1994, the Boards of Directors of the Company and the Bank met twelve times. Each director of the Company attended at least 75% of the meetings of the Board of Directors of the Company and the committees of which he was a member (if any), and each director of the Bank attended at least 75% of the aggregate number of meetings of the Board of Directors of the Bank and the committees of which he was a member.

     The Board of Directors of the Company has established a Compensation Committee, composed of Thomas A. Arrendale, Jr. and James J. Holcomb, for the purpose of determining compensation of Company officers. The Committee also administers the Incentive Stock Option Plan. The Committee met once in 1994. The Company does not have an audit committee.

     The Board of Directors of the Bank has established various committees, including an Audit Committee and a Trust Committee. The Audit Committee's functions include (a) providing assistance to the Board of Directors in fulfilling its responsibilities for examinations of the Bank by regulatory agencies and independent auditors; (b) determining that the Bank has adequate administrative, operating and internal accounting controls and that it is operating in accordance with prescribed procedures; and (c) serving as an independent party in the review of the financial information of the Bank prior to its distribution to the Bank's shareholders and the public. The current members of the Audit Committee are: James J. Holcomb (Chairman), James A. Stapleton, Jr. and Calvin R. Wilbanks. The Committee meetings are called by the Committee Chairman or the Bank's internal auditor.

During 1994, the Audit Committee met twice.

     The Trust Committee's functions include (a) determining the investment and operation policies and practices of the Trust Department and (b) reviewing the actions of all officers, employees, and committees utilized by the Bank in the exercise of its fiduciary powers. The current members of the Trust Committee are: David D. Stovall (Chairman), James A. Stapleton, Jr. and Calvin R. Wilbanks. The Committee meetings are called by the Committee Chairman or the Bank's Trust Officer. During 1994, the Trust Committee met five times.

     Neither the Company nor the Bank has a standing nominating committee.

                           Compensation of Directors

     During 1994, the same individuals who served as directors of the Company also served as directors of the Bank. Such individuals were not compensated for their services as directors of the Company. They were, however, compensated for their service to the Bank at rates of from $500 to $3,000 per Board meeting attended. Directors are not compensated for their service as members of committees. Mr. Stovall received a total of $7,000 in director fees for 1994.

                              EXECUTIVE OFFICERS

     Officers of the Company are appointed by and hold office at the discretion of the Board of Directors of the Company. The following table sets forth for each executive officer of the Company (a) the person's name, (b) his or her age at December 31, 1994, (c) the year he or she was first elected as an officer of the Company, and (d) his or her position with the Company, the Bank and The Advantage Group, Inc., and other business experience for the past five years, if he or she has been employed by the Bank for less than five years.

                                             Position with Company,
                                 Year        Bank and The Advantage
                                 First       Group, Inc.;
Name                       Age   Elected     Business Experience
- ----                       ---   -------     ----------------------
Thomas A. Arrendale, Jr.   74    1984        Chairman of the Board
                                             of the Company and the
                                             Bank; (prior to April,
                                             1990,  President of the
                                             Company; President of
                                             the Bank, August 1989 -
                                             April, 1990; Director
                                             and President (prior to
                                             July, 1990, Vice
                                             President) Fieldale
                                             Farms, Inc. (poultry
                                             processing and distribution)



                                             Position with Company,
                                 Year        Bank and The Advantage
                                             First Group, Inc.;
Name                       Age   Elected     Business Experience
- ----                       ---   -------     -------------------
David D. Stovall           38    1984        President and Chief
                                             Executive Officer of
                                             the Company and the
                                             Bank since April 1990;
                                             prior thereto, Executive
                                             Vice President and Chief
                                             Operating Officer of
                                             the Bank and Comptroller,
                                             Secretary and Treasurer of
                                             the Company; President and
                                             Chairman of the Board of
                                             The Advantage Group, Inc.

Pamela D. Spangler         47    1985        Assistant Vice President
                                             of the Company, Senior
                                             Vice President of the Bank
                                             and Secretary of The
                                             Advantage Group, Inc.

Edward D. Ariail           36    1990        Vice President and
                                             Corporate Secretary of
                                             the Company and the
                                             Bank since April 1990;
                                             prior thereto, Vice
                                             President of the Bank;
                                             Executive Vice President
                                             of The Advantage Group,
                                             Inc. since May 1989

                             EXECUTIVE COMPENSATION


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer for the fiscal years ended December 31, 1992, 1993 and 1994. None of the Company's other executive officers earned over $100,000 in salary and bonus during 1994.

                          SUMMARY COMPENSATION TABLE

                                               Long-Term
                    Annual Compensation(1)     Compensation (2)
                    ----------------------     ----------------
                                               Number of
                                               Securities
     Name and                                  Underlying            All
     Principal           Salary                Options/             Other
     Position     Year     ($)     Bonus($)    SARs(#)          Compensation($)
     --------     ----   ------    --------    ----------       ---------------
David D. Stovall  1994   120,000      0              0              6,388(3)
Chief Executive   1993   114,537      0          2,000              6,853(4)
Officer           1992   102,872   23,628(5)     2,000              6,045(6)

- ---------------------------

(1) Information with respect to certain perquisites and other personal benefits has been omitted because the aggregate value of such items does not meet the minimum amount required for disclosure under SEC regulations.

(2) The Company has not awarded any restricted stock or long-term incentives. Accordingly, columns relating to such awards have been omitted.

(3) Includes $2,835 in Company contributions to Mr. Stovall's account under the Savings Plan and $3,553 in premiums paid by the Company in 1994 under a split dollar life insurance policy for the benefit of Mr. Stovall.

(4) Includes $3,300 in Company contributions to Mr. Stovall's account under the Savings Plan and $3,553 in premiums paid by the Company in 1993 under a split dollar life insurance policy for the benefit of Mr. Stovall.

(5)   Includes $16,500 paid in 1992 in lieu of a salary increase for 1993.

(6) Includes $2,492 in Company contributions to Mr. Stovall's account under the Savings Plan and $3,553 in premiums paid by the Company in 1992 under a split dollar life insurance policy for the benefit of Mr. Stovall.

STOCK OPTIONS

    The Company did not grant any stock options to the Company's Chief
Executive Officer during 1994. The Company has never granted stock appreciation rights. The following table contains information, with respect to the Company's Chief Executive Officer, concerning the exercise of options during 1994 and unexercised options held as of the end of 1994.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                                   Value of Unexercised
                                                 Number of Unexercised                 In-the-Money
                                                 Options at FY-End (#)          Options/SARs at FY-End ($)(1)
                     Shares                      ----------------------         -----------------------------
                    Acquired       Value
                  on Exercise     Realized
Name                  (#)           ($)        Exercisable     Unexercisable     Exercisable     Unexercisable
- ----              -----------     --------     -----------     -------------     -----------     -------------
David D. Stovall    2,000          22,280          8,000              0             32,520             0



(1) Calculated by subtracting the exercise price from the market price of the Common Stock at fiscal year-end ($43.00 per share) and multiplying the resulting figure by the number of shares subject to in-the-money options.


PROPOSAL 2:  PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES
             OF COMMON STOCK

    Article 5 of the Company's Articles of Incorporation presently provides that the Company is authorized to issue 1,000,000 shares of Common Stock. The Board of Directors recommends that Article 5 be amended to increase the number of authorized shares of Common Stock from 1,000,000 to 10,000,000 shares. The additional shares of Common Stock for which authorization is sought, if and when issued, would have the same rights and privileges as the shares of Common Stock now outstanding.

    The Board of Directors recommends the increase in authorized Common Stock to enable the Company to declare a five-for-one stock split in the form of a 400% stock dividend on the outstanding shares of Habersham Common Stock as of a date to be determined after the Annual Meeting. The stock split will enable the Company to meet the listing requirements established by the Nasdaq National Market ("Nasdaq") for the number of shares held by persons who are not affiliates of the Company (the "public float"). The Company's public float currently consists of approximately 200,000 shares of Common Stock, which does not meet Nasdaq's minimum requirement of 1,000,000 shares for companies (such as Habersham) with 400 to 800 shareholders. After the stock split, the Company's public float will increase to approximately 1,000,000 shares, which will exceed Nasdaq requirements.

    Management cannot, however, guarantee that the Company's Common Stock will qualify for listing on Nasdaq. Certain other conditions, including consummation of the Company's pending acquisition of Security Bancorp, Inc. (the "Acquisition"), must be met before the Common Stock can begin trading on Nasdaq. The Acquisition will be accomplished pursuant to an Agreement and Plan of Merger dated January 16, 1995 between the Company and Security and will, if consummated, involve the issuance of up to 828,975 shares of Habersham Common Stock on a post-split basis to the holders of Security common stock.
Management presently anticipates that if all of the conditions to consummation of the Acquisition are met, the Acquisition will be completed in June 1995. Although Security's shareholders must approve the Acquisition, the approval of the Company's shareholders is not required.

    As of March 1, 1995 there were 335,051 shares of Common Stock issued and outstanding. An aggregate of 140,000 shares of Common Stock are reserved for issuance under the Company's stock option plans.

    If Proposal 2 is adopted and the stock split is effected, the Company will issue approximately 1,340,204 shares of Common Stock in connection with the stock split. This will leave approximately 8,324,745 shares authorized and unissued, with up to 828,975 shares being reserved for issuance in connection with the Acquisition and 700,000 of such shares being reserved for issuance in connection with the Company's employee benefit plans. Authorized shares that are not so reserved will be available for issuance by the Board of Directors without further shareholder approval (except to the extent required by law or by a securities exchange on which the Common Stock is liated at the time) in connection with additional stock splits, stock dividends, offerings, conversions of convertible securities, stock option and other employee benefit plans and other general corporate purposes. The Board believes that increasing the amount of authorized Common Stock will give the Company greater flexibility and will allow the Board to issue additional shares of Common Stock for the purposes listed above without the expense and delay of a shareholders' meeting.

    The additional authorized shares of Common Stock would also be available for issuance (subject to further shareholder approval if required by law or stock exchange rules as noted above) in connection with possible future financing and acquisition transactions. Depending upon the nature and terms thereof, such transactions could enable the Board to render more difficult or discourage an attempt by a third party to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger, or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to acquire control of the Company. Issuances of additional shares of Common Stock, depending upon their timing and circumstances, may also dilute earnings per share, decrease the book value per share of shares theretofore outstanding and proportionately reduce each shareholder's percentage ownership of the Company. Shareholders do not have preemptive rights to subscribe for or purchase additional shares of Common Stock.

    Other than the issuance of shares in connection with the proposed stock split, the Acquisition and the Company's stock option and other employee benefit plans, the Company has no current plans, agreements or arrangements for the issuance of additional shares of Common Stock.

    For the reasons discussed above, the Board of Directors has approved, and recommends that the shareholders of the Company approve, the following amendment (the "Amendment") to the Company's Articles of Incorporation:

             RESOLVED, that the Articles of Incorporation be amended by deleting Article 5 thereof in its entirety and inserting in lieu thereof the following:

                                       5.

                  The Corporation shall have authority to
             issue Ten Million (10,000,000) shares of common stock.

    The Board has approved the Amendment and recommends that the shareholders do the same. If the Amendment is approved, the Company will file Articles of Amendment to the Company's Articles of Incorporation containing the foregoing Amendment with the Georgia Secretary of State's office. The Amendment will become effective upon such filing.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR
PROPOSAL 2.

PROPOSAL 3:  HABERSHAM BANCORP OUTSIDE DIRECTORS STOCK OPTION PLAN

                                 INTRODUCTION

    On January 21, 1995, the Board of Directors approved the Habersham Bancorp Outside Directors Stock Option Plan (the "Directors Plan"), the full text of which is set forth in Appendix A to this Proxy Statement. If approved by the shareholders, the Directors Plan would be effective as of January 21, 1995 (the "Effective Date").

    The purpose of the Directors Plan is to provide the Company with the capacity to grant equity-based incentive compensation to non-employee directors of the Company and to the non-employee directors of any subsidiary bank (individually, a "Bank"), to promote the acquisition of shares of Habersham Common Stock by those non-employee directors upon whose judgment and ability the Company relies to attain its long-term growth and development and to provide a means to attract and retain well-qualified directors. The Board of Directors has reserved 70,000 shares of Common Stock for issuance pursuant to awards that may be made under the Directors Plan.

    The following description is qualified in its entirety by reference to the applicable provisions of the Directors Plan.

                          TERMS OF THE DIRECTORS PLAN

    Administration. The Directors Plan is to be administered by one or more employee directors of the Company, as appointed by the Board of Directors. The Board of Directors may from time to time remove from or add members to the group constituting the administrator of the Directors Plan. Currently, David Stovall serves as the sole administrator.

    Eligibility. All directors of the Company and any Bank are eligible to participate in the Directors Plan, provided they are not them employed by the Company, any Bank or any other affiliate of the Company. As of the date of this proxy statement, four individuals were eligible to participate in the Directors Plan.

    Option Terms. The Directors Plan provides for the grant of nonqualified stock options to eligible non-employee directors as follows:

    (1) each individual who served as a non-employee director of the Company on April 16, 1994 and who continues serving as a non-employee director of the Company as of the Effective Date will be granted, as of the Effective Date, a nonqualified stock option (collectively referred to as the "One-Time Grants") to purchase 1,000 shares of Common Stock at an exercise price of $45.94 per share;

    (2) each eligible non-employee director will be granted, as of December 31, 1995 and as of December 31 of each subsequent year during which the Directors Plan is in effect, provided the applicable performance criterion set forth below is met, a nonqualified stock option (collectively referred to as "Annual Grants") to purchase:

         (a) 1,000 shares of Common Stock, if such individual is a non-employee director of the Company as of each such date; or

         (b) 250 shares of Common Stock, if such individual is a non-employee director of a Bank, but not of the Company, as of each such date.

     No Annual Grant will be awarded to a Company director unless the Company's return on beginning assets, on a consolidated basis, is at least one percent (1%) for the twelve (12) month period ended on the date of grant. No Annual Grant will be awarded to a Bank director unless the Bank's return on beginning assets is at least one percent (1%) for the twelve (12) month period ended on the date of grant.

     Each Annual Grant will be exercisable at a price equal to the Common Stock's book value as of the date of grant. An optionee must pay the exercise price in cash or by certified check.

     All options granted under the Directors Plan will be immediately vested but may not be exercised until the later of six (6) months following the date of grant or the date stockholders approve the Directors Plan. Each option remains exercisable until the earlier of: (1) the fifth anniversary of the date on which it was granted; (2) the date the optionee ceases to be a director of the Company of a Bank, except as a result of death; or (3) the first anniversary of his date of death.

     Awards of nonqualified stock options under the Directors Plan are nontransferable except by will or the laws of descent and distribution.

     Certain Reorganizations. The number of shares of Common Stock reserved for issuance under the Directors Plan and pursuant to any outstanding options, together with the option exercise price, are subject to adjustment in the event of stock splits, stock dividends, recapitalizations and similar events. Consequently, if the five-for-one stock split referred to in Proposal 2 above is effected and the Directors Plan is approved, the $45.64 per share exercise price of the One-Time Grants described above will be decreased by a factor of five to $9.128 per share.

     In the event of a reorganization, merger or consolidation of the Company with respect to which the Company is not the surviving entity, or the sale of all or substantially all of the assets of the Company, any outstanding but unexercised option shall be cashed out on the basis of the greater of the excess of the fair market value of a share of Common Stock over the exercise price or, if applicable, the excess of the price paid for a share of Common Stock in connection with such transaction over the exercise price multiplied by the number of shares of Common Stock as to which the option remains unexercised immediately preceding the date of the transaction.

     In the event of a dissolution or liquidation of the Company, all unexercised options or portions thereof under the Directors Plan will terminate immediately.

     Amendment or Termination. The Board of Directors may amend or terminate the Directors Plan at any time without the approval of the stockholders, but may condition any amendment n stockholder approval if the Board of Directors believes it is necessary or advisable to comply with any applicable tax or regulatory requirement. Notwithstanding the foregoing, in no event may the Board of Directors amend the provisions of the Directors Plan that relate to the options which will be granted thereunder more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, the Employee Retirement Income Security Act of 1974, or the rules thereunder. No termination or amendment of the Directors Plan without the consent of the holder of an award shall adversely affect the rights of that person.

     Term of Plan. The Directors Plan shall terminate ten (10) years after the Effective Date or on such earlier date that all of the shares reserved for issuance thereunder have become subject to outstanding options, subject to the authority of the Board of Directors to provide for an earlier termination.

                                BENEFITS TABLE

     The following summary information concerning the benefits to be provided under the Directors Plan is set forth in a tabular format for your convenience:

                                                        Number of
     Name and Position                                  Option Shares*
     -----------------                                  --------------
     David D. Stovall                                       0
     Thomas A. Arrendale, Jr.                           1,000
     Thomas A. Arrendale, III                           1,000
     James J. Holcomb                                   1,000
     James A. Stapleton, Jr.                            1,000
     Calvin R. Wilbanks                                 1,000
     Executive Officers as a Group                          0
     Directors Who are Not Executive                    5,000
       Officers as a Group
     Employees Who are Not Executive                        0
       Officers as a Group

- --------------------------

     *This table discloses the aggregate number of shares of Common Stock that would be issued annually pursuant to options authorized by the terms of the Directors Plan assuming four non-employee directors of the Company and four non-employee directors of the Bank. The table does not take into account shares of Common Stock issuable pursuant to those options described as One-Time Grants. Each of Messrs. Arrendale, Jr., Arrendale, III, Holcomb, Stapleton and Wilbanks has received a One-Time Grant of an option to purchase 1,000 shares of Common Stock, subject to shareholder approval of the Directors Plan.

                        FEDERAL INCOME TAX CONSEQUENCES

     The following discussion outlines generally the federal income tax consequences of participation in the Directors Plan. Individual circumstances may vary these results. The federal income tax law and regulations are frequently amended, and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Directors Plan.

     A participant will not recognize income upon the grant of a nonqualified stock option. At the time, generally, the participant exercises a nonqualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction.

     The terms of the Directors Plan provides only for the grant of nonqualified stock options. The Directors Plan is not subject to the Employee Retirement Income Security Act of 1974, nor is it qualified under Section 401
(a) of the Internal Revenue Code of 1986.

                             SHAREHOLDER APPROVAL

     The Board of Directors seeks shareholder approval because the eligible non-employee directors are subject to Section 16 of the Securities Exchange Act of 1934. If the Directors Plan is not approved by the stockholders, awards made to these persons may be deemed "purchases" of Common Stock for purposes of the short-swing profit recovery provision of Section 16.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE HABERSHAM BANCORP OUTSIDE DIRECTORS STOCK OPTION PLAN.

                             CERTAIN TRANSACTIONS

     Some Company directors, officers, principal shareholders and their associates were customers of, or had transactions with, the Company or the Bank in the ordinary course of business during 1994. Some of the directors of the Company are directors, officers, trustees or principal securities holders of corporations or other organizations which also were customers of, or had transactions with, the Company or the Bank in the ordinary course of business during 1994.

     All outstanding loans and other transactions with the directors, officers and principal shareholders of the Company and the Bank were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, when made, did not involve more than the normal risk of collectability or present other unfavorable features. In addition to banking and financial transactions, the Company and the Bank may have had additional transactions with, or used products or services of, various organizations of which directors of the Company and the Bank were associated. The amounts involved in such noncredit transactions have in no case been material in relation to the business of the Company, the Bank or such other organizations. It is expected that the Company and the Bank will continue to have similar transactions in the ordinary course of its business with such individuals and their associates in the future.

                              ACCOUNTING MATTERS

     Deloitte & Touche, independent public accountants, was appointed by the Board of Directors of the Company and the Bank to examine their financial statements for the year ended December 31, 1994. The Board of Directors intends to continue the services of this firm for the current year ending December 31, 1995, and a decision on the selection of auditors will be made at the April 1995 Board meeting.

     A representative of Deloitte & Touche will be present at the meeting to respond to any appropriate questions and to make a statement if he desires to do so.

                                 MISCELLANEOUS

                             Shareholder Proposals

     Any shareholder of the Company wishing to submit a proposal for action at the next annual meeting of shareholders of the Company and desiring inclusion of the same in management's proxy materials must provide a written copy of the proposal to management of the Company not later than November 20, 1995. Any such proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

                                 Other Matters

     The Board of Directors of the Company knows of no other matters which may be brought before the meeting. If, however, any matter other than the election of directors or matters incident thereto should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

                     Expenses and Solicitation of Proxies

     The expenses of the solicitation will be paid by the Company. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and the Bank may solicit proxies by telephone, telegram or personal interview for which they will receive no compensation in addition to their regular salaries. The Company will request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the shares of Stock held of record by such persons, and, upon request, will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

                                                                      APPENDIX A

                               HABERSHAM BANCORP
                      OUTSIDE DIRECTORS STOCK OPTION PLAN


         THIS INDENTURE is made as of the 21st day of January, 1995, by HABERSHAM BANCORP, a corporation organized and doing business under the laws of the State of Georgia (the "Company").

1.       Purpose.

         The Company adopts the Habersham Bancorp Outside Directors Stock Option Plan (the "Plan") to secure and retain the services of those directors of the Company and of any subsidiary bank (individually, a "Bank") who are not employed by the Company, any subsidiary bank or any of its affiliates (the "Eligible Optionees") by giving them an opportunity to invest in the future success of the Company.

2.       Administration.

         The Board of Directors of the Company (the "Company Board") shall appoint one or more of its employee members to administer (the "Plan Administrator") the Plan on behalf of the Company. It is intended that the grants of options under the Plan are being made pursuant to the formulae stated herein and that the participation of directors shall constitute "participation in a formula plan which does not disqualify a director from being disinterested" as described in Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

         Each member constituting the Plan Administrator shall serve at the pleasure of the Company Board. If more than one person serves as Plan Administrator, the Plan Administrator shall select one of its members as a chairman and shall hold meetings at the times and in the places as it may deem advisable. All actions the Plan Administrator takes shall be made by majority decision. Any action evidenced by a written instrument signed by all of the members of the Plan Administrator shall be as fully effective as if the Plan Administrator had taken the action by majority vote at a meeting duly called and held.

         The Plan Administrator shall have complete and conclusive authority to
(a) interpret the Plan, (b) prescribe, amend, and rescind rules and regulations relating to it, (c) execute a stock option award in favor of those Eligible Optionees who are granted options pursuant to Section 5, substantially in the form attached hereto as Exhibit A (the "Award"), and (d) make all other determinations necessary or advisable for the administration of the Plan. The Plan Administrator's determinations on these matters shall be conclusive.

         In addition to any other rights of indemnification that they may have as directors of the Company or as members of the Plan Administrator, the directors of the Company and members of the Plan Administrator shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of action taken or failure to act under or in connection with the

Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the director or Plan Administrator member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any action, suit or proceeding, an indemnitee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

3.       Grant of Options.

                 (a) Initial Grants. Each Eligible Optionee serving as a member of the Company Board on April 16, 1994, and who continues to be a member of the Company Board on January 21, 1995, shall be granted an option as of January 21, 1995 to purchase 1,000 shares of common stock, $2.50 par value per share, of the Company (the "Stock") at an exercise price of $45.94 per share.

                 (b) Subsequent Annual Grants During Tenure as a Director. Each Eligible Optionee shall be granted as of December 31, 1995, and as of December 31 of each subsequent year during which the Plan is in effect, an option to purchase at an exercise price per share equal to the book value of a share of Stock as of the grant date:

                          (i) 1,000 shares of Stock, if such Eligible Optionee serves on the Company Board on such date of grant; or

                          (ii) 250 shares of Stock, if such Eligible Optionee serves on the Board of Directors of a Bank (a "Bank Board") but not on the Company Board on such date of grant;

         provided the performance criteria set forth in Plan Section 3(d) is satisfied on such date.

                 (c) Conditions to Grants. In the event the remaining number of shares of Stock reserved for issuance under the Plan is insufficient to grant options for the appropriate number of shares of Stock to all Eligible Optionees as of any grant date, then no options shall be granted as of that grant date or any subsequent grant date.

                 (d) Performance Criteria. As of any grant date, no Eligible Optionee will be granted an option pursuant to Section 3(b)(i) unless the Company's return on beginning assets, on a consolidated basis, is at least one percent (1%) for the 12-month period ended on the date of the grant. As of any grant date, no Eligible Optionee who is then a member of a Bank Board will be granted an option pursuant to Section 3(b)(ii) unless that Bank's return on beginning assets is at least one percent (1%) for the 12-month period ended on the date of the grant.

4.       Stock Subject to Plan.

         The Company has authorized and reserved for issuance upon the exercise of options pursuant to the Plan an aggregate of 70,000 shares of Stock. If any option is cancelled, expires or terminates without the respective optionee exercising it in full, options with respect to those unpurchased shares of Stock may be granted to that same optionee or to another eligible individual or individuals under the terms of this Plan.

         The Plan Administrator shall adjust the total number of shares of Stock reserved for issuance under the Plan and any outstanding options, both as to the number of shares Stock and the exercise price as set forth in the Plan and in the applicable Award, for any increase or decrease in the number of outstanding shares of Stock resulting from a stock split or a payment of a stock dividend on the Stock, a subdivision or combination of the Stock, a reclassification of the Stock, a merger or consolidation of the Stock or any other like changes in the Stock or in their value; provided that any such adjustment shall be made in a manner consistent with the reason for the adjustment and shall be effected uniformly among optionees. Outstanding options shall not be adjusted for cash dividends or the issuance of rights to subscribe for additional stock or securities of the Company. Any adjustment may provide for the elimination of any fractional share of Stock which might otherwise become subject to an option.

         In the event of the approval by the stockholders of the Company of a reorganization, merger or consolidation with respect to which the Company is not the surviving entity, or the sale of all or substantially all of the assets of the Company, any outstanding, but unexercised option shall be cashed out on the basis of the greater of the excess of the fair market value of a share of Stock over the exercise price or, if applicable, the excess of the price paid for a share of Stock in connection with such transaction over the exercise price multiplied by the number of shares of Stock as to which the option remains unexercised immediately preceding the date of the transaction.

         In the event of a dissolution or liquidation of the Company, all options under the Plan shall terminate as to any unexercised portion thereof as of the effective date of the dissolution or liquidation.

         The grant of an option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

5.       Terms and Conditions of All Options.

         Each option granted pursuant to the Plan shall expire on the earlier of (1) the fifth anniversary of the date of grant, (2) the date the optionee ceases to be a member of the Company Board or Bank Board, except in the event of his death, or (3) the first anniversary of the optionee's death in the event the optionee ceases to be a member of the Company Board or Bank Board due to the optionee's death.


         Each option granted pursuant to the Plan shall be fully vested on the date of grant but may not be exercised until the later of (a) six (6) months following the date of grant or (b) the date stockholders approve the Plan in accordance with Plan Section 13 and is not transferrable by the optionee other than as provided by the will of the optionee or the applicable laws of descent and distribution. Each option granted pursuant to the Plan shall be subject to such additional terms as set forth in the Award.

6.       Term of Plan.

         The effective date of the Plan is the date on which the Company Board adopts the Plan. The Plan shall terminate ten (10) years after that date, subject to Plan Section 10.

7.       Exercise of Option.

         The optionee may purchase shares of Stock subject to an option (the "Shares") only upon receipt by the Company of a notice in writing from the optionee of his intent to purchase a specific number of Shares and which notice contains such representations regarding compliance with the federal and state securities laws as the Plan Administrator may reasonably request. The purchase price shall be paid in full upon the exercise of an option and no Shares shall be issued or delivered until full payment therefor has been made. Payment of the purchase price for all Shares purchased pursuant to the exercise of an option shall be made in cash or by certified check.

         Until stock certificates reflecting the Shares accruing to the optionee upon the exercise of the option are issued to the optionee, the optionee shall have no rights as a shareholder with respect to the Shares. The Company shall make no adjustment to the Shares for any dividends or distributions or other rights for which the record date is prior to the issuance of that stock certificate, except as the Plan otherwise provides.

8.       Assignability.

         Except as Plan Section 5 permits, no option or any of the rights and privileges thereof accruing to an optionee shall be transferred, assigned, pledged or hypothecated in any way whether by operation of law or otherwise, and no option, right or privilege shall be subject to execution, attachment or similar process.

9.       No Right to Continued Service.

         No provision in the Plan or any option shall confer upon any optionee any right to continue performing services for or to interfere in any way with the right of the stockholders of the Company to remove such optionee as a director of the Company or a Bank at any time for any reason.

10.      Amendment and Termination.

         The Company Board at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Company Board may condition any amendment on the approval of the stockholders of the Company if such approval is necessary or advisable with respect to tax, securities (which require such approval for a material increase of the number of shares of Stock subject to options, and for material modifications to the eligibility requirements of the Plan, among others) or other applicable laws to which the Company, the Plan, optionees or Eligible Optionees are subject.
Notwithstanding the foregoing, in no event shall the Company Board amend the Plan more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. No amendment or termination of the Plan shall adversely affect the rights of an optionee with regard to his options without his consent.

11.      General Restriction.

         Each option is subject to the condition that if at any time the Company, in its discretion, shall determine that the listing, registration or qualification of the shares of Stock covered by such option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the purchase or delivery of shares of Stock thereunder, the delivery of any or all shares of Stock pursuant to such option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under the option then outstanding, the Company may require, as a condition of exercise of any option or as a condition to any other delivery of shares of Stock pursuant thereto, that the optionee or the optionee's representative represent, in writing, that the shares of Stock received pursuant to the option are being acquired for investment and not with a view to distribution and agree that the shares of Stock will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may endorse on certificates representing shares of Stock delivered pursuant to an option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

12.      Choice of Law.

         The laws of the State of Georgia shall govern the Plan.

13.      Stockholder Approval.

         The Company shall submit the Plan to its stockholders for approval by a majority of stockholders present and entitled to vote within twelve months of the adoption of the Plan by the Company Board; provided that unless stockholder approval is obtained within the twelve-month period, both the Plan and all outstanding options issued thereunder shall be rendered immediately void and of no effect.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed in the form and as of the date set forth above.

                                        HABERSHAM BANCORP


                                        By: /s/ David D. Stovall
                                            --------------------

                                        Title: President
                                               -----------------

ATTEST:


/s/ Edward D. Ariail
- --------------------

Title:  Secretary
      --------------

      [CORPORATE SEAL]

                                                                      APPENDIX B

                               HABERSHAM BANCORP
                                     PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 15, 1995

The undersigned shareholder of Habersham Bancorp (the "Company") hereby appoints David D. Stovall and Edward D. Ariail as proxies with full power of substitution, acting by majority or by either of them if only one be present and acting, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the Central Office of the Company, Highway 441 North, Cornelia, Georgia on Saturday, April 15, 1995 at 1:00 p.m. and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting (the "Proxy Statement"), receipt of which is hereby acknowledged.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS 1, 2 AND 3.

PROPOSAL 1:   To elect the nominees listed below to serve as directors of the
Company for the ensuing year:

              Thomas A. Arrendale, Jr., Thomas A. Arrendale, III, James J. Holcomb, James A. Stapleton, Jr., David D. Stovall, and Calvin R. Wilbanks

                  ____FOR all nominees         ____WITHHOLD AUTHORITY
                      listed above (except         to vote for all
                      as indicated to the          nominees listed
                      contrary below).             above.

INSTRUCTION:  To withhold authority for any individual nominee, mark "FOR"
              above, and write that nominee's name in the space below:

                   ________________________________________

PROPOSAL 2:   To increase the number of authorized shares of Common Stock from
              1,000,000 to 10,000,000 shares.

              ____FOR           ____AGAINST         ____ABSTAIN

PROPOSAL 3:   To approve the Habersham Bancorp Outside Directors Stock Option
              Plan.

              ____FOR           ____AGAINST         ____ABSTAIN

     This proxy, when properly executed, will be voted as directed, but if no direction to the contrary is indicated, it will be voted FOR Proposals 1, 2 and 3.

     Discretionary authority is hereby conferred as to all other matters which may come before the meeting.


                                        Dated:___________________________, 1995
                                              (Be sure to date your Proxy)

                                        _______________________________________
                                               Name(s) of Shareholder(s)

                                        _______________________________________
                                             Signature(s) of Shareholder(s)

     If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, guardian or custodian, please indicate the capacity in which you are acting. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in name by authorized person.

     Please mark, date and sign this Proxy, and return it in the enclosed, return-addressed envelope. No postage is necessary.


                   PLEASE RETURN PROXY AS SOON AS POSSIBLE